Number                                       Shares
        FBU
        Incorporated Under the                       See Reverse for
        Laws of the State of                         Certain Definitions
        Delaware                                     CUSIP 03839F 10 7
        This Certificate is
        Transferable in Boston,
        MA or New York, NY


                                      AQUILA
                          AQUILA BIOPHARMACEUTICALS, INC.

                                    [SPECIMEN]

        is the owner of


              FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE
                       OF $.01 EACH, OF THE COMMON STOCK OF

        AQUILA BIOPHARMACEUTICALS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

                                           AQUILA BIOPHARMACEUTICALS, INC.


        Dated:                             By: /s/Alison Taunton-Rigby
                                               President

                                           By: /s/Stephen J. DiPalma
                                               Treasurer

        Countersigned and Registered:
             THE FIRST NATIONAL BANK OF BOSTON
                       Transfer Agent and Registrar


        By:__________________________
            Authorized Signature

                         [AQUILA BIOPHARMACEUTICALS, INC.]
                                 [CORPORATE SEAL]
                                      [1996]
                                    [DELAWARE]






             The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Requests may be directed to the Secretary of the Corporation at its principal office, or to the Transfer Agent.

             The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

             TEN COM - as tenants in common
             TEN ENT - as tenants by the entireties
             JT TEN  - as joint tenants with right of survivorship and not as tenants in common
             UNIF GIFT MIN ACT - .............Custodian...............
                                     (Cust)                 (Minor)

                                 Under Uniform Gifts to Minors

                                 Act .................................
                                                (State)

        Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

        Please insert Social Security or Other
        Identifying Number of Assignee
        _____________________________

        _____________________________


        __________________________________________________________________
                   (Please print or typewrite name and address,
                          including Zip Code of Assignee)

        __________________________________________________________________

        __________________________________________________________________

        ___________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

        _________________________________________________________ Attorney




        to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

        Dated ___________________________


                            NOTICE: ______________________________________
                                    The signature to this Assignment must
                                    correspond with the name as written
                                    upon the face of the certificate in
                                    every particular, without alteration
                                    enlargement or any change whatever.


        SIGNATURE(S) GUARANTEED: ________________________________________
                                 The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockholders, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program pursuant to S.E.C. Rule 17 Ad-15.